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                                                                    Exhibit 10.6

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of August 30, 1996 by and between C-Grams Unlimited Inc., a New Hampshire corporation, with offices at 68 State Route 125, Kingston, New Hampshire 03848 (the "Company") and Worldcomm Systems Inc., a Delaware corporation, with offices at 375 Oser Avenue, Hauppauge, New York 11788 ("Investor").

                                   WITNESSETH:

     WHEREAS, the authorized capital stock of the Company consists of Four Million (4,000,000) shares of common stock, no par value per share (the "Common Stock");

     WHEREAS, there are Two Million Ten Thousand (2,010,000) shares of Common Stock issued and outstanding as of the date hereof prior to giving effect to the transactions contemplated hereby; and

     WHEREAS, the Company desires to issue and sell to Investor One Hundred Thirty-Two Thousand One Hundred Five (132,105) shares of the authorized but unissued Common Stock of the Company, which share constitute exactly Five Percent (5.0%) of the outstanding shares of the Company on an after acquired basis (after giving effect to the issuance of all shares reserved for issuance pursuant to the Equity Incentive Plan of the Company), and Investor desires to purchase said shares upon the terms and conditions set forth herein;

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1. AGREEMENT TO PURCHASE AND SELL STOCK.

          1.1 Authorization. As of the Closing (as defined below) the Company will have authorized the issuance of, pursuant to the terms and conditions of this Agreement, One Hundred Thirty-Two Thousand One Hundred Five (132,105) shares of the Company's Common Stock, no par value per share, having the rights, preferences, privileges and restrictions set forth in the Articles of Incorporation of the Company attached to this Agreement as Exhibit A (the "Articles of Incorporation").

          1.2 Agreement to Purchase and Sell. The Company agrees to sell to the Investor at the Closing, and the Investor agrees to purchase from the Company at the Closing, One Hundred Thirty-Two Thousand One Hundred Five (132,105) shares of Common Stock, at a price of Three and 03/100 Dollars ($3.03) per share for an aggregate purchase price of Four Hundred Thousand Two Hundred Seventy-Eight and 15/100 Dollars ($400,278.15). The shares of Common Stock purchased and sold pursuant to this Agreement will be collectively hereinafter referred to as the "Purchased Shares".

     2. CLOSING.

          2.1 The Closing. The purchase and sale of the Purchased Shares will take place at the offices of Hale and Dorr at 10:00 a.m. on August 30, 1996 or such other time, place and date as the Company and Investor mutually agree upon, such date to be no later than thirty


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(30) days after the date of this Agreement (which time, place and date are referred to in this Agreement as the "Closing"). At the Closing and thereafter as provided below, the Company will deliver to the Investor certificates representing the number of Purchased Shares and the Investor will deliver to the Company the Purchase Price therefore, paid by wire transfer of funds to the Company, pursuant to the following schedule. The Company and Investor will also deliver to each other a copy of their respective Board of Director resolutions authorizing this Agreement and the transactions contemplated hereby in the form annexed hereto as Exhibit B.

     Payment Amount                     Date                      Shares
     --------------                     ----
       $150,000.00                 August 30, 1996                48,879
       $100,000.00                September 13, 1996              33,026
       $100,000.00                September 27, 1996              33,026
       $ 50,278.15                 October 11, 1996               17,174
       -----------                 ----------------              -------
       $400,278.15                   TOTALS                      132,105

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions") attached to this Agreement as Exhibit C (which Schedule of Exceptions shall be deemed to be representations and warranties to the Investor by the Company under this Section 3), the statements in the following paragraphs of this Section 3 are all true, complete and correct:

          3.1 Organization. Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire and has all requisite corporate power and authority to own its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. The Company is qualified to do business as a foreign corporation in each jurisdiction where failure to be so qualified would have a material adverse effect on its financial condition, business, prospects or operations.

          3.2 Capitalization. Immediately prior to the Closing the capitalization of the Company will consist of the following:

               (a) Outstanding Capital Stock and Ownership Thereof. Prior to the Closing of the transactions contemplated hereby, a total of 4,000,000 shares of Common Stock are authorized, of which 2,010,000 shares are issued and outstanding and 500,000 shares are reserved for issuance pursuant to the Equity Incentive Plan of the Company (of such 500,000 shares, options for 248,000 shares are currently outstanding). There are no other classes of stock authorized or issued. The Purchased Shares will constitute exactly Five Percent (5.0%) of the outstanding shares of the Company on an after acquired basis (after giving effect to the issuance of all shares reserved for issuance pursuant to the Equity Incentive Plan of the Company).


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               (b) Options, Warrants Reserved Shares. Except for options to purchase 248,000 shares of Common Stock, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock or any securities convertible into or ultimately exchangeable or exercisable for any shares of the Company's capital stock. No shares of the Company's outstanding capital stock, or stock issuable upon exercise or exchange of any outstanding options, warrants or rights, or other stock issuable by the Company, are subject to any rights of first refusal or other rights to purchase such stock (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

          3.3 Due Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution, delivery, and the performance of all obligations of the Company under this Agreement, and the authorization, issuance, reservation for issuance and delivery of all of the Purchased Shares being sold under this Agreement have been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          3.4 Valid Issuance of Stock. The Purchased Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid and nonassessable.

          3.5 Governmental Consents. No consent approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any U.S. federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement.

          3.6 Litigation. There is no material action. suit, proceeding, claim, arbitration or investigation ("Action") pending (or, to the best of the Company's knowledge, currently threatened) against the Company, its activities, properties or assets or, to the best of the Company's knowledge, against any officer, director or employee of the Company in connection with such officer's, director's or employee's relationship with, or actions taken on behalf of, the Company. To the best of the Company's knowledge, there is no factual or legal basis for any such Action that might result, individually or in the aggregate, in any material adverse change in the business, properties, assets, financial condition, affairs or prospects of the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality and there is no Action by the Company currently pending or which the Company intends to initiate.

          3.7 Status of Intellectual Property. Attached hereto as Exhibit D is a true and correct schedule which describes all of the patents, patent applications, registered trademarks, trademark applications, copyright registrations and applications therefor and all licenses, franchises, permits, authorizations, agreements and arrangements that concern any of the foregoing or that concern like items owned by others and used by the Company. Except as indicated on such Exhibit:


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               (a) The patents and patent applications (collectively, "Patent
Rights") shown on Exhibit D are owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever. No licenses have been granted with respect to such Patent Rights (except for product licenses to customers) and the Company has not received notice of any claim, nor is the Company aware of any basis for such a claim, by a third party suggesting that its practice of the inventions covered by such Patents Rights would infringe upon the patent rights of any third party.

               (b) The copyright registrations and pending applications shown on Exhibit D are owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever. Except for licenses granted to end users in accordance with the Company's standard terms, no licenses have been granted with respect to any of the Company's copyrighted material and the Company has not received notice of any claim, nor is the Company aware of any basis for such a claim, by a third party suggesting that any of its activities in the conduct of its business as presently conducted infringe upon the copyrights of any third party.

               (c) The trademark registrations and pending applications shown on Exhibit D are owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever. No licenses have been granted with respect to any of such trademarks or applications and the Company has not received notice of any claim, nor is the Company aware of any basis for such a claim, by a third party suggesting that any of its activities in the conduct of its business as presently conducted infringe upon the trademarks, trade names or trade dress of any third party.

               (d) All technical information and know-how in possession of the Company relating to the design or manufacture of products sold and services performed by it, including without limitation methods of manufacture, lab journals, manufacturing, engineering and other drawings, design and engineering specifications and similar items recording or evidencing such information is owned by the Company free and clear of all mortgages, liens, charges or encumbrances whatsoever. The Company has no obligation to pay any royalty to any third party with respect to such information. The Company has not granted any license or other permission with respect to the use of such information and has not received notice of any claim, nor is the Company aware of any basis for such a claim, by a third party suggesting that the Company's use of such information would infringe upon or misappropriate the rights of any third party.

          3.8 Compliance with Law and Charter Documents. The Company is not in violation or default of any provision of its Articles of Incorporation or By-laws, both as amended, and to the best of the Company's knowledge, except for any violations that individually and in the aggregate would have no material adverse impact on the Company's business, properties, financial condition, results of operations, affairs or prospects, the Company is in compliance with all applicable statutes, laws (including tax laws), regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's business or properties. The Company has not received any notice of any violation of such statutes, laws, regulations or orders which has not been remedied prior to the date hereof. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby


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or thereby will not result in any such violation or default, or be in conflict with or constitute, with or without the passage of time or the giving of notice or both, either a default under the Company's Articles of Incorporation or By-laws, or any agreement or contract of the Company, or, to the best of the Company's knowledge, a violation of any statutes, laws, regulations or orders, or an event which results in the creation of any material lien, charge or encumbrance upon any asset of the Company.

          3.9 Material Agreements. The Company has not breached, nor does the Company have any knowledge of any claim or threat that the Company has breached, any term or condition of any agreement that, individually or in the aggregate, would have a material adverse effect on the business, properties, financial condition, results of operations, affairs or prospects of the Company. Annexed hereto as Exhibit E is a list of all material agreements to which the Company is a party.

          3.10 Registration Rights. Except as provided for herein, the Company has not granted or agreed to grant to any person or entity any rights (including piggyback registration rights) to have any securities of the Company registered with the United States Securities and Exchange Commission ("SEC") or any other governmental authority.

          3.11 Articles: By-laws. The Articles of Incorporation and the By-laws of the Company are currently in the form provided to the Investor.

          3.12 Title to Property and Assets. The Company owns its properties and assets free and clear of all mortgages, deeds of trust, liens, encumbrances, security interests and claims except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of the Company's knowledge, the Company holds valid leasehold interests in such assets free of any liens, encumbrances, security interests or claims of any party other than the lessors of such property and assets.

          3.13 Financial Statements. Attached to this Agreement as Exhibit F is an unaudited balance sheet of the Company as of May 31, 1995 and 1996 and unaudited statements of operations and cash flows for the years ended May 31, 1994, 1995 and 1996 (all such financial statements being collectively referred to herein as the "Financial Statements"). Financial statements for period ending May 31, 1996 will be provided to Investor upon receipt from Ernst and Young. Investor acknowledges that statements may be provided subsequent to the August 30, 1996 Closing. Such Financial Statements (i) are in accordance with the books and records of the Company, (ii) present fairly in all material respects the financial condition of the Company at the date or dates therein indicated and the results of operations for the period or periods therein specified, and (iii) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except that the unaudited Financial Statements do not include footnotes and are subject to year-end audit adjustments). The Company has good and marketable title to all assets set forth on the balance sheet of the Financial Statements, except for such assets as have been spent, sold or transferred in the ordinary course of business since their respective dates.


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          3.14 Disclosure. This Agreement and the Exhibits hereto (when read together) do not contain any untrue statement of a material fact and do not omit to state a material fact necessary to make the statements therein or herein not misleading.

     4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTORS. The Investor hereby represents and warrants to, and agrees with, the Company, severally and not jointly, that:

          4.1 Authorization. This Agreement constitutes Investor's valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies. Investor represents that Investor has full corporate power and authority to enter into this Agreement.

          4.2 Due Authorization. All corporate action on the part of the Investor, its officers, directors and shareholders necessary for the authorization, execution, delivery, and the performance of their obligations under, this Agreement have been taken or will be taken prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Investor enforceable in accordance with its terms, except as may be limited by
(i) applicable bankruptcy, insolvency, reorganization or others laws of general application relating to or affecting the enforcement of creditors' rights generally, and (ii) the effect of rules of law governing the availability of equitable remedies.

          4.3 Purchase for Own Account. The Purchased Shares to be purchased by the Investor hereunder will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. Investor also represents that Investor has not been formed for the specific purpose of acquiring Purchased Shares.

          4.4 Disclosure of Information. Investor has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Purchased Shares to be purchased by Investor under this Agreement. Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the purchase and sale of the Purchased Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Investor or to which Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3.

          4.5 Investment Experience. Investor understands that the purchase of the Purchased Shares involves substantial risk. Investor: (i) has experience as an investor in securities of companies in the development stage and acknowledges that Investor is able to fend for itself, can bear the economic risk of Investor's investment in the Purchased Shares and has such knowledge and experience in financial or business matters that Investor is capable of evaluating the merits and risks of this investment in the Purchased Shares and protecting its own


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interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Investor to be aware of the character, business acumen and financial circumstances of such persons.

          4.6 Accredited Investor Status. Unless otherwise expressly indicated on this Agreement, Investor is an "accredited investor" within the meaning of Regulation D promulgated under the Act.

          4.7 Restricted Securities. Investor understands that the Purchased Shares are characterized as "restricted securities" under the Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under the Act and applicable regulations thereunder, such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Investor represents that Investor is familiar with Rule 144 of the SEC, as presently in effect, and understands the resale limitations imposed thereby and by the Act. Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided herein. Investor understands that no public market now exists for any of the Purchased Shares and that it is uncertain whether a public market will ever exist for the Purchased Shares.

          4.8 Legends. It is understood that the certificates evidencing the Purchased Shares will bear the legends set forth below and any others as may be required by law:

               (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed by the Company from any certificate evidencing Purchased Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under the Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Purchased Shares.


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     5. CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the
Investor under Section 1 and Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions precedent or concurrent, the waiver of which shall not be effective against Investor, unless given by written communication to the Company:

          5.1 Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true, complete and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

          5.2 Approval of Agreement. This Agreement shall have been duly adopted by the Company by all necessary corporate action of its Board of Directors and shareholders.

          5.3 Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor and to the Investor's legal counsel, and they shall have received all such counterpart originals and certified or other copies of such documents as they may reasonably request including but not limited to documents demonstrating the payment of past due taxes.

     6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions:

          6.1 Representations and Warranties. The representations and warranties of Investor contained in Section 4 shall be true and correct in all material respects on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

          6.2 Payment of Purchase Price. The Investor shall have delivered to the Company the purchase price specified in accordance with the provisions of
Section 2.

          6.3 Securities Exemptions. The offer and sale of the Purchased Shares to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the Act and the registration and/or qualification requirements of all applicable state securities laws.

     7. OPTION TO PURCHASE SHARES

          7.1 Grant of Option. The Company does hereby grant to Investor an irrevocable option (the "Option") to purchase an additional Fifteen Percent (15%) of the then issued and outstanding shares of the Company's Common Stock, on an after acquired basis (the "Option Shares"), pursuant to the terms and conditions of this Agreement. It being the intention of the parties that investor shall have the right to acquire and maintain, should Investor so elect, a Twenty Percent (20%) ownership interest in the Company.

          7.2 Option Term. The Option term shall commence on the date hereof and shall continue for a period of two (2) years from the date hereof (the "Option Term").


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          7.3 Option Exercise. (a) Investor may exercise the Option at any time during the Option Term by giving written notice (the "Option Notice") of its intention to do so to the Company. The date notice is given shall be referred to as the "Exercise Date".

               (b) Within thirty (30) days after the Option Notice has been delivered by Investor to the Company, the Company shall issue, transfer and deliver to Investor certificates representing Fifteen Percent (15%) of the then issued and outstanding shares of Common Stock of the Company, on an after acquired basis. The Option Shares shall be free and clear of all liens, security interests and other encumbrances, and upon payment as provided in Section 7.4 below, such Option Shares shall be duly and validly issued, fully paid and nonassessable. Such Option Shares shall be recorded on the books of the Company in the name of Investor.

          7.4 Purchase Price. (a) The purchase price for the Option shares shall be based upon the Company's projected Fiscal Year 1998 net income of Three Hundred Eighty Three Thousand Nine Hundred Ninety-Eight Dollars ($383,998) as illustrated in Exhibit G. Such projected net income shall then be multiplied by a price to earnings multiplier of twenty (20) times, which product shall be multiplied by the percentage of the Company being acquired by Investor pursuant to the Option, and which product will then be subject to a twenty percent (20%) discount (the "Purchase Price"). This aforementioned purchase term applies to shares purchased on or prior to August 30, 1997. The Purchase Price shall be paid by Investor to the Company at the closing in cash or by certified check.

               (b) Option shares acquired after August 30, 1997, but no later than August 30, 1998, will be based upon the Company's then most recent projected Fiscal Year 1999 net income, which in no case shall be less than the Purchase Price set forth in Section 7.4(a) above or greater than One Million Thirty Three Thousand Five Hundred Thirty Eight Dollars ($1,033,538), as illustrated in Exhibit G. The net income projected in Exhibit G will serve as the basis for the maximum possible purchase price. Such projected net income shall then be multiplied by a price to earnings multiplier of twenty (20) times, which product shall be multiplied by the percentage of the Company being acquired by Investor pursuant to the Option, and which product will then be subject to a twenty percent (20%) discount (the "Secondary Purchase Price"). The Secondary Purchase Price shall be paid by Investor to the Company at the closing in cash or by certified check.

          7.5 Closing. The Option Notice shall specify a date (the "Closing Date") not less than thirty (30) and not more than forty-five (45) days subsequent to the date of the Option Notice for the closing (the "Closing"); provided that, if no Closing Date is specified in the Option Notice, the Closing Date shall be the first business day that is at least forty-five (45) days after the Exercise Date. The Closing shall occur at the offices of the Company at 10:00 a.m. or at such other time, place and date as may be agreed upon by the Company and Investor.

          7.6 Cooperation. At the Closing and thereafter, each party shall execute and deliver to the other party such instruments and documents as are reasonably required to accomplish and conclude the transactions contemplated under this Section 7; and the Company shall also provide copies of any corporate books and records reasonably requested by Investor on or prior to Closing.


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          7.7 Conditions to Closing. Investor's obligation to close following the exercise of the Option shall be subject to there having been no material adverse change in the condition, value or prospects of the Company between the Exercise Date and the Closing Date.

     8. RIGHT OF FIRST REFUSAL.

          8.1 General. Investor shall have the right of first refusal to purchase its "Pro Rata Share" (as defined below), of all (or any part) of any "New Securities" (as defined in Section 8.2) that the Company may from time to time issue after the date of this Agreement. Investor's "Pro Rata Share" for purposes of this right of first refusal is the ratio of (a) the number of shares of Common Stock held by Investor to (b) the total number of shares of Common Stock of the Company then outstanding prior to the issuance of the subject New Securities.

          8.2 New Securities. (a) "New Securities" shall mean any Common Stock or preferred stock of the Company, whether now authorized or not and rights, options or warrants to purchase such Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible or exchangeable into such Common Stock or preferred stock; provided however, that the term "New Securities" does not include:

                    (i) shares of the Company's Common Stock issued in connection with any stock split or stock dividend;

                    (ii) securities offered by the Company to the public pursuant to a registration statement filed under the Act;

                    (iii) shares of common stock, or options exercisable therefor, issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company; and

                    (iv) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity.

               (b) In the event securities of the Company are issued in the manner contemplated by Section 8.2(a)(iii) (in excess of the 500,000 shares reserved for issuance under the Equity Incentive Plan) or Section 8.2(a)(iv), then in such event Investor shall have the right of first refusal to purchase unissued shares of the Company's securities sufficient for Investor to maintain its Pro Rata Share.

          8.3 Procedures. In the event that the Company proposes to undertake an issuance of New Securities or an issuance pursuant to Section 8.2(a)(iii) (in excess of the 500,000 shares reserved for issuance under the Equity Incentive
Plan) or Section 8.2(a)(iv), it shall give to Investor written notice of its intention to issue such securities (the "Notice"), describing the type of such securities and the price and the general terms upon which the Company proposes to issue such securities. Investor shall have thirty (30) days from the date of mailing of any such Notice to agree in writing to purchase Investor's Pro Rata Share of such securities for the price and upon the general terms specified in the Notice (which shall be the


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

same price and terms as are offered to third parties) by giving written notice to the Company and stating therein the quantity of such securities to be purchased (not to exceed Investor's Pro Rata Share). If Investor fails to so agree in writing within such thirty (30) day period to purchase Investor's full or partial Pro Rata Share of an offering of such securities, then Investor shall forfeit the right hereunder to purchase that part of its Pro Rata Share of such securities that it did not so agree to purchase.

          8.4 Failure of Exercise. In the event that Investor fails to exercise in full the right of first refusal within such thirty (30) day period, then the Company shall have one hundred twenty (120) days thereafter to sell the New Securities or the securities described in Section 8.2(a)(iii) or Section 8.2(a)(iv) with respect to which the Investor's rights of first refusal hereunder were not exercised, at a price and upon general terms not more favorable to the purchasers thereof than specified in the Company's Notice to Investor. In the event that the Company has not issued and sold the New Securities or the securities described in Section 8.2(a)(iii) or Section 8.2(a)(iv) within such one hundred twenty (120) day period, then the Company shall not thereafter issue or sell any such securities without again first offering such securities to Investor pursuant to this Section 8.

     9. CERTAIN COVENANTS AND AGREEMENTS

          9.1 Indemnification by the Company. The Company agrees to indemnify, defend and hold Investor harmless, at any time after the Closing, from and against all losses, costs, damages, liabilities, interest, penalties, settlements, judgments or expenses, including, but not limited to, reasonable attorney's fees and expenses, asserted against, resulting from, imposed upon or incurred by Investor directly or indirectly, arising out of or in connection with (i) the breach or inaccuracy of any of the representations or warranties of the Company made in or pursuant to this Agreement; and/or (ii) any breach or non-fulfillment of any covenant or agreement of the Company contained in this Agreement.

          9.2 Registration Rights. The Company has agreed that, in the event of the Company's undertaking an initial public offering, it will permit Investor to include in the registration statement filed by the Company in connection with such initial public offering all of the Common Stock of the Company that Investor holds and has requested be registered, subject to the right of the Company to limit the number of such shares to be included in such registration statement if the managing underwriter of such initial public offering reasonably determines that the inclusion of such shares in such offering would materially adversely affect the marketability of such offering by the Company.

     10. MISCELLANEOUS.

          10.1 Board Rights. Upon the written request of Investor, the Board of Directors of the Company shall at all times thereafter include as a director such person as Investor may from time to time designate, provide (i) for the period from such written request to the date of the next annual shareholders' meeting of the Company, Investor's nominee shall be appointed to the Board of Directors by action of the Board of Directors, and (ii) thereafter, at each annual shareholders' meeting, the Board of Directors of the Company shall nominate the Investor's nominee and shall recommend the election of such nominee to the shareholders of the

Company. The Company shall provide such representative with the same notice of Board meetings and materials provided to members of the Company's Board of Directors. This provision shall terminate upon the closing of the Company's initial public offering of stock registered under the Act.

          10.2 Survival of Warranties. The representations, warranties and covenants of the Company and the Investor contained in, or made pursuant to, this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of Investor, its counsel or the Company, as the case may be.

          10.3 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          10.4 Governing Law. This Agreement shall be governed by and construed under the internal laws of the State of New York without reference to principles of conflict of laws or choice of laws.

          10.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.6 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party or at such other address as any party or the Company may designate by giving ten (10) days advance written notice to all other parties.

          10.7 No Finder's Fees. Each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, directors, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, directors, employees or representatives is responsible.

          10.8 Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

          10.9 Costs Expenses. The Company shall pay in connection with the preparation, execution and delivery of this Agreement and the issuance of the Purchased Shares, the reasonable fees and out-of-pocket expenses of legal counsel to the Investor, not to exceed Two Thousand Dollars ($2,000.00).

          10.10 Amendments and Waivers. Except as specified in Section 2.2, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon the holder of any Purchased Shares at the time outstanding, each future holder of such securities, and the Company.

          10.11 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          10.12 Entire Agreement. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties with respect to the subject matter hereof.

          10.13 Further Assurances. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          10.14 Representation. This Agreement has been drafted on the basis of mutual contribution of language, the parties each having been represented by independent counsel of their own choosing, and is not to be construed against any party as being the drafter or causing the same to be drafted.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                              THE INVESTOR:

C-GRAM UNLIMITED, INC.                    WORLDCOMM SYSTEMS, INC.

By: /s/ Daniel Ostrouch                   By: /s/ Kenneth A. Miller
    -------------------------------           ----------------------------------
    Daniel Ostrouch, Vice President           Kenneth A. Miller, President

                                    EXHIBIT A

                             State of New Hampshire

                               Department of State


                           CERTIFICATE OF AMENDMENT OF

                             C-GRAMS UNLIMITED, INC.

The undersigned, as Deputy Secretary of State of the State of New Hampshire, hereby certifies that Articles of Amendment to the Articles of Incorporation of C-GRAMS UNLIMITED, INC., duly signed pursuant to the provisions of the New Hampshire Business Corporation Act, have been received in this office.

ACCORDINGLY, the undersigned, as such Deputy Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation of C-GRAMS UNLIMITED, INC. and attaches hereto a copy of the Articles of Amendment.

                                       IN TESTIMONY WHEREOF, I hereto set my
                                       hand and cause to be affixed the Seal
                                       of the State of New Hampshire, this
                                       4th day of April A.D. 1995


[SEAL]                                 /s/ Robert P. Ambrose

                                           Robert P. Ambrose
                                       Deputy Secretary of State

                             STATE OF NEW HAMPSHIRE

Filing fee: $35.00                                                 Form No. 14
Use black print or type.                                         RSA 293-A:10.06
Leave 1" margins both sides
                                                                     FILED
                                                                  APR 04 1995
                              ARTICLES OF AMENDMENT           WILLIAM M. GARDNER
                                     to the                      NEW HAMPSHIRE
                            ARTICLES OF INCORPORATION         SECRETARY OF STATE


PURSUANT TO THE PROVISIONS OF THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, THE UNDERSIGNED CORPORATION ADOPTS THE FOLLOWING ARTICLES OF AMENDMENT TO ITS ARTICLES OF INCORPORATION:

     FIRST: The name of the corporation is C-GRAMS UNLIMITED INC.

--------------------------------------------------------------------------------

     SECOND: The text of each amendment adopted is:

     THAT THE ARTICLES OF INCORPORATION OF THE CORPORATION, AS AMENDED, BE FURTHER AMENDED BY INCREASING THE NUMBER OF SHARES OF COMMON STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE TO 4,000,000 SHARES.



     THIRD: If the amendment provides for an exchange, reclassification, or cancellation of issued shares the provisions for implementing the amendment(s) if not contained in the above amendment are:



     FOURTH: The amendment(s) were adopted on (date) 2/28/95

             [if more space is needed, attach additional sheet(s)].

                                     MINUTES

                                       AND

                                     BY LAWS


                                       OF

                             C-GRAMS UNLIMITED, INC.


                         INCORPORATED UNDER THE LAWS OF

                             STATE OF NEW HAMPSHIRE

                                     BY-LAWS

                                       OF

                             C-GRAMS UNLIMITED, INC.

                               ARTICLE I - OFFICES

     The principal office of the corporation in the State of New Hampshire shall be located in the Town of Sandown, County of Rockingham. The corporation may have such other offices, either within or without the State of incorporation, as the board of directors may designate or as the business of the corporation may from time to time require.

                            ARTICLE II - STOCKHOLDERS

1. ANNUAL MEETING.

     The annual meeting of the stockholders shall be held on the 1st Fri. of May in each year, beginning with the year 1986 at the hour ten o'clock A.M., for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday such meeting shall be held on the next succeeding business day.

2. SPECIAL MEETINGS.

     Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the president or by the directors, and shall be called by the president at the request of the holders of not less than two per cent of all the outstanding shares of the corporation entitled to vote at the meeting.

3. PLACE OF MEETING.

     The directors may designate any place, either within or without the State unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting called by the directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate


                                   By-Laws 1
any place, either within or without the state unless otherwise prescribed by statute, as the place for holding such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation.

4. NOTICE OF MEETING.

     Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than seven nor more than thirty days before the date of the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.

5. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

     For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, thirty days. If the stock transfer books shall be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, such books shall be closed for at least thirty days immediately preceding such meeting. In lieu of closing the stock transfer books, the directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not more than thirty days and, in case of a meeting of stockholders, not less than thirty days prior to the date on which the particular action requiring such determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders, or stockholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders


                                   By-Laws 2
has been made as provided in this section, such determination shall apply to any adjournment thereof.

6. VOTING LISTS.

     The officer or agent having charge of the stock transfer books for shares of the corporation shall make, at least two days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of two days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any stockholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting. The original stock transfer book shall be prima facie evidence as to who are the stockholders entitled to examine such list or transfer books or to vote at the meeting of stockholders.

7. QUORUM.

     At any meeting of stockholders, 25% of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than said number of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

8. PROXIES.

     At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact. Such proxy shall be filed with the secretary of the corporation before or at the time of the meeting.

9. VOTING.

     Each stockholder entitled to vote in accordance with the terms and provisions of the certificate of incorporation and these by-laws shall be entitled to one vote, in person or by


                                   By-Laws 3
proxy, for each share of stock entitled to vote held by such stockholders. Upon the demand of any stockholder, the vote for directors and upon any question before the meeting shall be by ballot. All elections for directors shall be decided by plurality vote; all other questions shall be decided by majority vote except as otherwise provided by the Certificate of Incorporation or the laws of this State.

10. ORDER OF BUSINESS.

     The order of business at all meetings of the stockholders, shall be as follows:

     1. Roll Call.

     2. Proof of notice of meeting or waiver of notice.

     3. Reading of minutes of preceding meeting.

     4. Reports of Officers.

     5. Reports of Committees.

     6. Election of Directors.

     7. Unfinished Business.

     8. New Business.

11. INFORMAL ACTION BY STOCKHOLDERS.

     Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.


                                   By-Laws 4

                        ARTICLE III - BOARD OF DIRECTORS

1. GENERAL POWERS.

     The business and affairs of the corporation shall be managed by its board of directors. The directors shall in all cases act as a board, and they may adopt such rules and regulations for the conduct of their meetings and the management of the corporation, as they may deem proper, not inconsistent with these by-laws and the laws of this State.

2. NUMBER, TENURE AND QUALIFICATIONS.

     The number of directors of the corporation shall be one __________________. Each director shall hold office until the next annual meeting of stockholders and until his successor shall have been elected and qualified.

3. REGULAR MEETINGS.

     A regular meeting of the directors, shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders. The directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

4. SPECIAL MEETINGS.

     Special meetings of the directors may be called by or at the request of the president or any two directors. The person or persons authorized to call special meetings of the directors may fix the place for holding any special meeting of the directors called by them.

5. NOTICE.

     Notice of any special meeting shall be given at least two days previously thereto by written notice delivered personally, or by telegram or mailed to each director at his business address. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.


                                   By-Laws 5

6. QUORUM.

     At any meeting of the directors one shall constitute a quorum for the transaction of business, but if less than said number is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

7. MANNER OF ACTING.

     The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the directors.

8. NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

     Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board for any reason except the removal of directors without cause may be filled by a vote of a majority of the directors then in office, although less than a quorum exists. Vacancies occurring by reason of the removal of the directors without cause shall be filled by vote of the stockholders. A director elected to fill a vacancy caused by resignation, death or removal shall be elected to hold office for the unexpired term of his predecessor.

9. REMOVAL OF DIRECTORS.

     Any or all of the directors may be removed for cause by vote of the stockholders or by action of the board. Directors may be removed without cause only by vote of the stockholders.

10. RESIGNATION.

     A director may resign at any time by giving written notice to the board, the president or the secretary of the corporation. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the board or such officer, and the acceptance of the resignation shall not be necessary to make it effective.

11. COMPENSATION.

     No compensation shall be paid to directors, as such, for their services, but by resolution of the board a fixed sum and expenses for actual attendance at each regular or special meeting of the board may be authorized. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.


                                   By-Laws 6

12. PRESUMPTION OF ASSENT.

     A director of the corporation who is present at a meeting of the directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

13. EXECUTIVE AND OTHER COMMITTEES.

     The board, by resolution, may designate from among its members an executive committee and other committees, each consisting of three or more directors. Each such committee shall serve at the pleasure of the board.


                                   By-Laws 7

                             ARTICLE IV - OFFICERS

1. NUMBER.

     The officers of the corporation shall be a president, a vice-president, a secretary and a treasurer, each of whom shall be elected by the directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the directors.

2. ELECTION AND TERM OF OFFICE.

     The officers of the corporation to be elected by the directors shall be elected annually at the first meeting of the directors held after each annual meeting of the stockholders. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.

3. REMOVAL.

     Any officer or agent elected or appointed by the directors may be removed by the directors whenever in their judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

4. VACANCIES.

     A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the directors for the unexpired portion of the term.

5. PRESIDENT.

     The president shall be the principal executive officer of the corporation and, subject to the control of the directors, shall in general supervise and control all of the business and affairs of the corporation. He shall, when present, preside at all meetings of the stockholders and of the directors. He may sign, with the secretary or any other proper officer of the corporation thereunto authorized by the directors, certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the directors have authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the directors or by these by-laws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall


                                   By-Laws 8
perform all duties incident to the office of president and such other duties as may be prescribed by the directors from time to time.

6. VICE-PRESIDENT.

     In the absence of the president or in event of his death, inability or refusal to act, the vice-president shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. The vice-president shall perform such other duties as from time to time may be assigned to him by the President or by the directors.

7. SECRETARY.

     The secretary shall keep the minutes of the stockholders' and of the directors' meetings in one or more books provided for that purpose, see that all notices are duly given in accordance with the provisions of these by-laws or as required, be custodian of the corporate records and of the seal of the corporation and keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder, have general charge of the stock transfer books of the corporation and in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him by the president or by the directors.

8. TREASURER.

     If required by the directors, the treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the corporation; receive and give receipts for moneys due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with these by-laws and in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned to him by the president or by the directors.

9. SALARIES.

     The salaries of the officers shall be fixed from time to time by the directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the corporation.


                                   By-Laws 9

                ARTICLE V - CONTRACTS, LOANS, CHECKS AND DEPOSITS

1. CONTRACTS.

     The directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and any such authority may be general or confined to specific instances.

2. LOANS.

     No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the directors. Such authority may be general or confined to specific instances.

3. CHECKS, DRAFTS, ETC.

     All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the directors.

4. DEPOSITS.

     All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the directors may select.

             ARTICLE VI - CERTIFICATES FOR SHARES AND THEIR TRANSFER

1. CERTIFICATES FOR SHARES.

     Certificates representing shares of the corporation shall be in such form as shall be determined by the directors. Such certificates shall be signed by the president and by the secretary or by such other officers authorized by law and by the directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the stockholders, the number of shares and date of issue, shall be entered on the stock transfer books of the corporation. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the


                                   By-Laws 10
former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate a new one may be issued therefor upon such terms and indemnity to the corporation as the directors may prescribe.

2. TRANSFERS OF SHARES.

     (a) Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, and cancel the old certificate; every such transfer shall be entered on the transfer book of the corporation which shall be kept at its principal office.

     (b) The corporation shall be entitled to treat the holder of record of any share as the holder in fact thereof, and, accordingly, shall not be bound to recognize any equipment or other claim to or interest in such share on the part of any other person whether or not it shall have express or other notice thereof, except as expressly provided by the laws of this state.

                            ARTICLE VII - FISCAL YEAR

     The fiscal year of the corporation shall begin on the first day of April __ in each year.

                            ARTICLE VIII - DIVIDENDS

     The directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law.

                                ARTICLE IX - SEAL

     The directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation, the state of incorporation, year of incorporation and the words, "Corporate Seal".


                                   By-Laws 11

                          ARTICLE X - WAIVER OF NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any stockholder or director of the corporation under the provisions of these by-laws or under the provisions of the articles of incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                             ARTICLE XI - AMENDMENTS

     These by-laws may be altered, amended or repealed and new by-laws may be adopted by a vote of the stockholders representing a majority of all the shares issued and outstanding, at any annual stockholders' meeting or at any special stockholders' meeting when the proposed amendment has been set out in the notice of such meeting.


                                   By-Laws 12

                             [LETTERHEAD OF C/GRAMS]

--------------------------------------------------------------------------------

                                    Exhibit B

                             C-GRAMS UNLIMITED, INC.

                           Written Action of Directors


     The undersigned, being all of the directors of C-Grams Unlimited, Inc., a New Hampshire corporation (the "Company"), and acting pursuant to Section 8.21 of the New Hampshire Business Corporation Act, hereby consent to the following resolutions:

     RESOLVED:    That the Company is hereby authorized to issue and sell
                  135,105 shares of its authorized, but unissued, common stock to WorldComm Systems Inc., for a purchase price of $3.03 per share; that, in connection therewith, the Company is hereby authorized to enter into a Stock Purchase Agreement with WorldComm Systems Inc. providing for such issuance and sale and such other terms as the President of any Vice President of the Company may approve (such approval to be conclusively evidenced by his execution thereof); and that the President and any Vice President of the Company is hereby authorized to execute and deliver such Stock Purchase Agreement on behalf of the Company.


     FURTHER
     RESOLVED:    That the President and any Vice President of the Company are
                  each hereby authorized to execute and deliver any all instruments, and to take any and all actions, as any of them deem necessary of appropriate in connection with the transaction contemplated by the foregoing resolution.

     Executed as of this 27 day of August, 1996.


                                       /s/ Robert Hill
                                       ----------------------------------
                                       Robert Hill


                                       /s/ Daniel Ostrouch
                                       ----------------------------------
                                       Daniel Ostrouch

                                     MEETING

                            OF THE BOARD OF DIRECTORS

                                       OF

                             WORLDCOMM SYSTEMS, INC.

                          ----------------------------

                                  July 11, 1996

                          ----------------------------


     A regular meeting of the Board of Directors of Worldcomm Systems, Inc. (the "Corporation") was held at 10:00 A.M. on Thursday, July 11, 1996, at the Corporation's offices at 375 Oser Avenue, Hauppauge, New York. The following Directors of the Corporation, constituting all of the Directors of the Corporation, were present at the meeting:

                       Messrs:  David E. Hershberg
                                Kenneth A. Miller
                                Stephen E. Yablonski
                                Thomas A. DiCicco
                                Donald G. Woodring
                                Herman Fialkov
                                Andrew B. Krieger
                                Benjamin Duhov
                                Shelly Harrison

     Mr. Hershberg, Chairman of the Board of Directors of the Corporation, acted as Chairman of the meeting and called the meeting to order at 10:10 A.M. Mr. DiCicco, Secretary of the Corporation, acted as Secretary of the meeting and recorded the minutes.

     Mr. Hershberg noted that an agenda for this meeting and the minutes of the meeting held on May 23, 1996, had been distributed to the Directors prior to the meeting.

     A motion was made to accept the minutes of the meeting held on May 23, 1996, as amended, and to waive the reading of such minutes, which motion was unanimously carried.

     The Board then turned to a discussion of the Corporation's joint venture opportunities. Mr. Miller gave a report on the proposed investment in C-Grams Unlimited, Inc. ("C-Grams") and the preliminary investment agreement reached. After discussion, Mr. Fialkov recommended that the Board approve the Corporation's investment in C-Grams, and, upon motion duly made and seconded, the following resolutions were unanimously adopted:

     RESOLVED, that the terms and provisions of that certain letter agreement by and between this Corporation and C-Grams (the "Investment Letter"), dated July 10, 1996, be, and the same hereby is, in all respects approved; and be it further

     RESOLVED, that the CEO and President of the Corporation be, and they hereby are, authorized, empowered and directed to negotiate, execute and deliver any and all other documents and certificates required or desirable in connection therewith, in the name and on behalf of this Corporation, as the CEO and President of this Corporation deem necessary or advisable, for purposes of formalizing and finalizing the Corporations Investment in C-Grams as contemplated by the Investment Letter; and be it further

     RESOLVED, that each of the Officers of the Corporation be, and each of them acting along hereby is, authorized and directed to take all such further action in the name and on behalf of the Corporation as shall be necessary or appropriate to carry out the intent and purposes of the foregoing resolutions.

     There being no further business to come before the meeting, it was, upon motion duly made and seconded, unanimously adjourned.


                                       -------------------------------------
                                       Thomas A. DiCicco, Secretary

                      C-Grams Unlimited/WorldComm Systems
                              Rules of Engagement
                                   Agreement

                                   Exhibit C

* Rights of first refusal agreement between C-Grams Principals, Mr. Daniel Ostrouch and Mr. Robert Hill (individually a "Founder" and collectively the "Founders", will take precedence for right of first refusal.

                        RIGHT OF FIRST REFUSAL AGREEMENT

     Agreement dated as of February 28, 1995, by and among Robert Hill and Daniel Oustrouch (individually, a "Founder" and collectively, the "Founders").

                                    Recitals

     A. As used in this Agreement, the term "Shares" shall include all shares of capital stock of C-Grams Unlimited, Inc., a New Hampshire corporation (the "Company") held by the Founders, whether now owned or hereafter acquired.

     B. The purpose of this Agreement is to provide for certain rights and procedures upon sales of the Company's securities and to protect the management and control of the Company from influence by any person not acceptable to the Founders.

     NOW, THEREFORE, for valuable consideration, it is agreed as follows:

     1.   Restrictions on Transfer.

          1.1 Any sale or other disposition of any of the Shares by a Founder, other than according to the terms of this Agreement, shall be void and transfer no right, title, or interest in or to any of such Shares to the purported transferee.

          1.2 Each Founder agrees to present the certificates representing the Shares presently owned or hereafter acquired by him to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

     "The sale or other disposition of any of the shares represented by this certificate is restricted by a Right of First Refusal Agreement, dated as of February 28, 1995, among certain of the shareholders of this corporation."

     2.   Transfers Not Subject to Restrictions.

          Subject to Section 7 of this Agreement, any Founder may sell, assign or transfer Shares to his spouse or children or to a trust established for the benefit of his spouse, children or himself, or dispose of them under his will, without compliance with Sections 3 through 5 hereof.

     3.   Offer of Sale; Notice of Proposed Sale.

          If any Founder desires to sell, transfer or otherwise dispose of any of his Shares, or of any interest in such Shares, whether voluntarily or by operation of law, in any transaction other than pursuant to Section 2 of this Agreement, such Founder (the "Selling Founder") shall first deliver written notice of his desire to do so (the "Notice") to the other Founder (the "Purchaser"), in the manner prescribed in Section 8.3 of this Agreement. The Notice must specify: (i) the number of Shares the Selling Founder proposes to sell or otherwise dispose of (the "Offered Shares"), (ii) the consideration per Share to be delivered to the Selling Founder for the proposed sale, transfer or disposition, and (iii) all other material terms and conditions of the proposed transaction.

     4.   Founder's Option to Purchase.

          4.1 Subject to Section 5, the Purchaser shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. The Purchaser must exercise such option, no later than 45 days after such Notice is deemed under
Section 8.4 hereof to have been delivered to it, by written notice to the Selling Founder.

          4.2 In the event the Purchaser duly exercises his option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company on the date five days after the expiration of such 45-day period.

          4.3 To the extend that the consideration proposed to be paid by the Purchaser for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Purchaser exercising his option under Section 4 hereof may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Founder and the Purchaser.

     5.   Failure to Fully Exercise Options.

          If the Purchaser does not exercise his option to purchase all of the Offered Shares within the period described in this Agreement (the "Option Period"), then the option of the Purchaser to purchase the Offered Shares, whether exercised or not, shall terminate.

     6.   Termination of Agreement.

          6.1 This Agreement shall terminate upon the earliest of the following events:

               (a) The written agreement of both Founders to terminate the Agreement;

               (b) The sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; or

               (c) The closing of the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), resulting in at least $7,500,000 of gross proceeds to the Company.

          6.2 The provisions of Sections 3 and 4 hereof shall not apply to any sale of Shares pursuant to a transaction referred to in Sections 6.1(b) or 6.1(c) above.

     7.   Transfers of Rights.

          This Agreement, and the rights and obligations of each Founder hereunder, shall be assigned by such Founder to any person or entity to which Shares are transferred by such Founder, and such transferee shall be deemed a "Founder" for purposes of this Agreement. As a condition to such transfer, such transferee shall deliver a written instrument to the other Founder agreeing to be bound by the terms of this Agreement.

     8.   General.

          8.1 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Founder shall be entitled to specific performance of the agreements and obligations of the

Founders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

          8.2 Governing Law.This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New Hampshire.

          8.3 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to Robert Hill, at 5 Tamworth Road, Sandown, N.H. 03873; or

     If to Daniel Ousrouch, at 202 Oak Ridge Road, Plaistow, N.H. 03865.

     Notices provided in accordance with this Section 8.4 shall be deemed delivered upon personal delivery or two business days after deposit in the mail.

          8.4 Complete Agreement; Amendments. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. No amendment, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by both Founders.

          8.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall constitute one Agreement binding on all the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                       FOUNDERS:


                                       /s/ Robert M. Hill
                                       -----------------------------------
                                       Robert Hill


                                       /s/ Daniel Ostrouch
                                       -----------------------------------
                                       Daniel Ostrouch

                            Stock Purchase Agreement
                  C-Grams Unlimited Inc. and Worldcomm Systems
                             Intellectual Property

                                   Exhibit D

*    Registered Product
     *    Interpretive Math and Logic with Reports and Recipes
     *    Early Warning System Alarm
     *    CimPix
     *    SQLACS

*    Pending Copyrights
     *    Interpretive Math and Logic
     *    Front End Processor
     *    Front End Server

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     a   C-Grams Unlimited, Inc.                                                              1985
       ---------------------------------------------------------------------------------------------------------------------
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       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
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                   |X| No      OR     Domiciled in USA          Pseudonymous?    |_| Yes |X| No      "Yes", see detailed
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       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
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       =====================================================================================================================

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       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     b   Eric Holter                                                                          1969
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
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         Co-author of computer programming code.
       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
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       ---------------------------------------------------------------------------------------------------------------------
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this space           68B Route 125                                                   -------------------------
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                     -----------------------------------------------------------

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       =====================================================================================================================
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     b   Eric Holter                                                                          1969
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CERTIFICATE OF REGISTRATION                                           FORM TX                 [LOGO]
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     a   C-Grams Unlimited, Inc.                                                              1985
       ---------------------------------------------------------------------------------------------------------------------
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                   |X| Yes            Citizen of USA            Anonymous?       |_| Yes |X| No      of these questions is
                   |_| No      OR     Domiciled in USA          Pseudonymous?    |_| Yes |X| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
         Primary author of computer programming code.
       =====================================================================================================================

       NOTE Under the law the "author" of a "work made for hire is generally the employer, not the employee (see instructions). For any part of this work that was" made for hire" check "Yes" in the space provided, give the employer or other person for whom the work was prepared) as "Author" of that part, and save the space for dates of birth and death blank.

       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     b
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |_| Yes            Citizen of _____          Anonymous?       |_| Yes |_| No      of these questions is
                   |_| No      OR     Domiciled in _____        Pseudonymous?    |_| Yes |_| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.

       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     c
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |_| Yes            Citizen of _____          Anonymous?       |_| Yes |_| No      of these questions is
                   |_| No      OR     Domiciled in _____        Pseudonymous?    |_| Yes |_| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.

       =====================================================================================================================
3.     YEAR IN WHICH CREATION OF THIS                 DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
       WORK WAS COMPLETED.  This information      b   Complete this information   Month  08  Day  01  Year 1993
     a   1993      Year     must be given             ONLY if this work
                            in all cases.             has been published.                 USA     Nation
       =====================================================================================================================
4.     COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant     DO NOT WRITE HERE OFFICE USE ONLY
       is the same as the author given in space 2.
See instructions                                                                     APPLICATION RECEIVED
before completing    C-Grams Unlimited, Inc.                                         NOV 03  1993
this space           68B Route 125                                                   -------------------------
                     Kingston, NH 03848                                              ONE DEPOSIT RECEIVED
                     -----------------------------------------------------------
                                                                                     NOV O1  [ILLEGIBLE]
                     TRANSFER If the claimant(s) named here in space 4 is (are)      -------------------------
                     different from the author(s) named in space 2, give a brief     TWO DEPOSITS RECEIVED
                     statement of how the claimant(s) obtained ownership of the
                     copyright.                                                      -------------------------
                                                                                     FUNDS RECEIVED
       =====================================================================================================================
       MORE ON BACK  - Complete all applicable spaces (numbers 5-11) on the reverse side of this page.     DO NOT WRITE HERE
                     - See detailed instructions.              - Sign the form at line 10.                 PAGE 1 OF 2 PAGES


CERTIFICATE OF REGISTRATION                                           FORM TX
                                                                      For a Literary Work

[LOGO]              This Certificate issued under the seal of the               TX 4-117-631
                    Copyright Office in accordance with title 17,
                    United States Code, attests that registration
                    has been made for the work identified below.
                    The information on this certificate has been
                    made a part of the Copyright Office records.
                                                                                TX        TXU
                                                                      ------------------------------
                                                                      EFFECTIVE DATE OF REGISTRATION

                                                                           8         3         1995
                                  /s/ Marybeth Peters                 ------------------------------
                                                                         Month      Day        Year

  OFFICIAL SEAL                        REGISTER OF COPYRIGHTS
                                      United States of America

DO NOT WRITE ABOVE THIS LINE.  IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
============================================================================================================================
1.     TITLE OF THIS WORK

         CimPiX
       ---------------------------------------------------------------------------------------------------------------------
       PREVIOUS OR ALTERNATIVE TITLES
         CIM-PIX
       ---------------------------------------------------------------------------------------------------------------------
       PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective work in which the contribution appeared.  Title of Collective Work

       ---------------------------------------------------------------------------------------------------------------------
       If published in a periodical or serial give:  Volume        Number      Issue Date      On Pages

============================================================================================================================
2.     NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     a   C-Grams Unlimited, Inc.                                                              1985
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |X| Yes            Citizen of USA            Anonymous?       |_| Yes |X| No      of these questions is
                   |_| No      OR     Domiciled in USA          Pseudonymous?    |_| Yes |X| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
         Author of computer programming code.
       =====================================================================================================================

       NOTE Under the law the "author" of a "work made for hire is generally the employer, not the employee (see instructions). For any part of this work that was" made for hire" check "Yes" in the space provided, give the employer or other person for whom the work was prepared) as "Author" of that part, and save the space for dates of birth and death blank.

       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     b
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |_| Yes            Citizen of _____          Anonymous?       |_| Yes |_| No      of these questions is
                   |_| No      OR     Domiciled in _____        Pseudonymous?    |_| Yes |_| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.

       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     c
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |_| Yes            Citizen of                Anonymous?       |_| Yes |_| No      of these questions is
                   |_| No      OR     Domiciled in              Pseudonymous?    |_| Yes |_| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.

       =====================================================================================================================
3.     YEAR IN WHICH CREATION OF THIS                 DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
       WORK WAS COMPLETED.  This information      b   Complete this information   Month  12  Day  01  Year 1991
     a   1991      Year     must be given             ONLY if this work
                            in all cases.             has been published.                 USA     Nation
       =====================================================================================================================
4.     COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant     DO NOT WRITE HERE OFFICE USE ONLY
       is the same as the author given in space 2.
See instructions                                                                     APPLICATION RECEIVED
before completing    C-Grams Unlimited, Inc.                                         OCT 11, 1995
this space           68B Route 125                                                   -------------------------
                     Kingston, NH 03848                                              ONE DEPOSIT RECEIVED
                     -----------------------------------------------------------
                                                                                     8/3/95
                     TRANSFER If the claimant(s) named here in space 4 is (are)      -------------------------
                     different from the author(s) named in space 2, give a brief     TWO DEPOSITS RECEIVED
                     statement of how the claimant(s) obtained ownership of the
                     copyright.                                                      -------------------------
                                                                                     FUNDS RECEIVED
       =====================================================================================================================
       MORE ON BACK  - Complete all applicable spaces (numbers 5-11) on the reverse side of this page.     DO NOT WRITE HERE
                     - See detailed instructions.              - Sign the form at line 10.                 PAGE 1 OF 2 PAGES


CERTIFICATE OF REGISTRATION                                           FORM TX
                                                                      For a Literary Work
                                                                      UNITED STATES COPYRIGHT OFFICE
                                                                      -------------------------------
                                                                      REGISTRATION NUMBER
[LOGO]              This Certificate issued under the seal of the               TX 4-084-488
                    Copyright Office in accordance with title 17,
                    United States Code, attests that registration               TX        TXU
                    has been made for the work identified below.      ------------------------------
                    The information on this certificate has been      EFFECTIVE DATE OF REGISTRATION
                    made a part of the Copyright Office records.
                                                                           8         3         1995
                                  /s/ Marybeth Peters                 ------------------------------
                                                                         Month      Day        Year

  OFFICIAL SEAL                        REGISTER OF COPYRIGHTS
                                      United States of America

DO NOT WRITE ABOVE THIS LINE.  IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
============================================================================================================================
1.     TITLE OF THIS WORK

         SQLACS
       ---------------------------------------------------------------------------------------------------------------------
       PREVIOUS OR ALTERNATIVE TITLES

       ---------------------------------------------------------------------------------------------------------------------
       PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective work in which the contribution appeared.  Title of Collective Work

       ---------------------------------------------------------------------------------------------------------------------
       If published in a periodical or serial give:  Volume        Number      Issue Date      On Pages

============================================================================================================================
2.     NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     a   C-Grams Unlimited, Inc.                                                              1985
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                 * |X| Yes            Citizen of USA            Anonymous?       |_| Yes |X| No      of these questions is
                   |_| No      OR     Domiciled in USA          Pseudonymous?    |_| Yes |X| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
         Primary author of computer programming code.
       =====================================================================================================================

       NOTE Under the law the "author" of a "work made for hire is generally the employer, not the employee (see instructions). For any part of this work that was" made for hire" check "Yes" in the space provided, give the employer or other person for whom the work was prepared) as "Author" of that part, and save the space for dates of birth and death blank.

       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     b   * C-Grams Unlimited, Inc. employer of Eric Holter                                    1969
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |X| Yes            Citizen of USA            Anonymous?       |_| Yes |X| No      of these questions is
                   |_| No      OR     Domiciled in USA          Pseudonymous?    |_| Yes |X| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
         Co-author of computer programming code.
       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     c
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |_| Yes            Citizen of _____          Anonymous?       |_| Yes |_| No      of these questions is
                   |_| No      OR     Domiciled in _____        Pseudonymous?    |_| Yes |_| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.

       =====================================================================================================================
3.     YEAR IN WHICH CREATION OF THIS                 DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
       WORK WAS COMPLETED.  This information      b   Complete this information   Month  12  Day  01  Year 1991**
     a   1991      Year     must be given             ONLY if this work
                            in all cases.             has been published.                 USA     Nation
       =====================================================================================================================
4.     COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant     DO NOT WRITE HERE OFFICE USE ONLY
       is the same as the author given in space 2.
See instructions                                                                     APPLICATION RECEIVED
before completing    C-Grams Unlimited, Inc.                                         AUG. 03, 1995
this space           68B Route 125                                                   -------------------------
                     Kingston, NH 03848                                              ONE DEPOSIT RECEIVED
                     -----------------------------------------------------------
                                                                                     AUG. 03, 1995
                     TRANSFER If the claimant(s) named here in space 4 is (are)      -------------------------
                     different from the author(s) named in space 2, give a brief     TWO DEPOSITS RECEIVED
                     statement of how the claimant(s) obtained ownership of the
                     copyright.                                                      -------------------------
                                                                                     FUNDS RECEIVED
       =====================================================================================================================
       MORE ON BACK  - Complete all applicable spaces (numbers 5-11) on the reverse side of this page.     DO NOT WRITE HERE
                     - See detailed instructions.              - Sign the form at line 10.                 PAGE 1 OF 2 PAGES


                                                                      FORM TX                 [LOGO]
                                                                      For a Literary Work
                                                                      UNITED STATES COPYRIGHT OFFICE
                                                                      ------------------------------
                                                                      REGISTRATION NUMBER

                                                                                TX        TXU
                                                                      ------------------------------
                                                                      EFFECTIVE DATE OF REGISTRATION


                                                                      ------------------------------
                                                                         Month      Day        Year

DO NOT WRITE ABOVE THIS LINE.  IF YOU NEED MORE SPACE, USE A SEPARATE CONTINUATION SHEET.
============================================================================================================================
1.     TITLE OF THIS WORK

         Interpretive Math and Logic (IML)
       ---------------------------------------------------------------------------------------------------------------------
       PREVIOUS OR ALTERNATIVE TITLES

       ---------------------------------------------------------------------------------------------------------------------
       PUBLICATION AS A CONTRIBUTION If this work was published as a contribution to a periodical, serial, or collection, give information about the collective work in which the contribution appeared.  Title of Collective Work

       ---------------------------------------------------------------------------------------------------------------------
       If published in a periodical or serial give:  Volume        Number      Issue Date      On Pages

============================================================================================================================
2.     NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     a   C-Grams Unlimited, Inc.                                                              1985
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |_| Yes            Citizen of USA            Anonymous?       |_| Yes |X| No      of these questions is
                   |X| No      OR     Domiciled in USA          Pseudonymous?    |_| Yes |X| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
         Primary author of computer programming code.
       =====================================================================================================================

       NOTE Under the law the "author" of a "work made for hire is generally the employer, not the employee (see instructions). For any part of this work that was" made for hire" check "Yes" in the space provided, give the employer or other person for whom the work was prepared) as "Author" of that part, and save the space for dates of birth and death blank.

       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     b   Eric Holter                                                                          1969
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |X| Yes            Citizen of USA            Anonymous?       |_| Yes |X| No      of these questions is
                   |_| No      OR     Domiciled in USA          Pseudonymous?    |_| Yes |X| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.
         Co-author of computer programming code.
       =====================================================================================================================
       NAME OF AUTHOR                                                                         DATES OF BIRTH AND DEATH
                                                                                              Year Born      Year Died
     c
       ---------------------------------------------------------------------------------------------------------------------
       Was this contribution to the   AUTHOR'S NATIONALITY OR DOMICILE         WAS THE AUTHOR'S CONTRIBUTION
       work a "work made for hire"?   Name of Country                          TO THE WORK           If the answer to either
                   |_| Yes            Citizen of _____          Anonymous?       |_| Yes |_| No      of these questions is
                   |_| No      OR     Domiciled in _____        Pseudonymous?    |_| Yes |_| No      "Yes", see detailed
                                                                                                     instructions.
       ---------------------------------------------------------------------------------------------------------------------
       NATURE OF AUTHORSHIP  Briefly describe nature of material created by this author in which copyright is claimed.

       =====================================================================================================================
3.     YEAR IN WHICH CREATION OF THIS                 DATE AND NATION OF FIRST PUBLICATION OF THIS PARTICULAR WORK
       WORK WAS COMPLETED.  This information      b   Complete this information   Month  12  Day  01  Year 1991
     a   1991      Year     must be given             ONLY if this work
                            in all cases.             has been published.                 USA     Nation
       =====================================================================================================================
4.     COPYRIGHT CLAIMANT(S) Name and address must be given even if the claimant     DO NOT WRITE HERE OFFICE USE ONLY
       is the same as the author given in space 2.
See instructions                                                                     APPLICATION RECEIVED
before completing    C-Grams Unlimited, Inc.
this space           68B Route 125                                                   -------------------------
                     Kingston, NH 03848                                              ONE DEPOSIT RECEIVED
                     -----------------------------------------------------------

                     TRANSFER If the claimant(s) named here in space 4 is (are)      -------------------------
                     different from the author(s) named in space 2, give a brief     TWO DEPOSITS RECEIVED
                     statement of how the claimant(s) obtained ownership of the
                     copyright.                                                      -------------------------
                                                                                     FUNDS RECEIVED
       =====================================================================================================================
       MORE ON BACK  - Complete all applicable spaces (numbers 5-11) on the reverse side of this page.     DO NOT WRITE HERE
                     - See detailed instructions.              - Sign the form at line 10.                 PAGE 1 OF 2 PAGES


                       C-Grams Unlimited/WorldComm Systems
                               Rules of Engagement
                                    Agreement

                                   Exhibit E

                           List of Material Agreements

* Alliance Agreement, Rules of Engagement between WorldComm Systems and C-Grams Unlimited, Inc. dated, 8/31/95

                       C-Grams Unlimited/WorldComm Systems
                               Rules Of Engagement
                                    Agreement

This Agreement is entered into this 31st day of August, 1995 between C-Grams Unlimited Inc., 68 Highway 125, Kingston, N.H. 03842 and WorldComm Systems Inc., 375 Oser Avenue, Hauppauge, N.Y. 11788-3607.

The following practices will serve as the basis for conducting business in the Earth Station market and operating guidelines which will ensure a consistent message to customers and prospective customers as well as to our respective organizations and employees. These rules will serve as the reference point, and decision maker in any matters which may create or be perceived to create market channel conflicts in conducting business either independently or jointly.

1. WorldComm will be the prime contractor for any proposal activity which results from WorldComm's introduction of C-Grams into the preparation of specifications, and or proposals for any project. Further, WorldComm will be the primary contractor for any resultant contract. C-Grams will act in behalf of WorldComm Systems whether or not WorldComm Systems is present for meetings, or other interactions with WorldComm's customers.

2. WorldComm will assign C-Gram's as it's sole source supplier under the following conditions:

          o    C-Grams offers a competitive technical and price solution.
          o    The C-Grams' system is appropriate to the application
          o    The customer has not yet specified another system

3. WorldComm maintains the right to be prime contractor for all market opportunities with it's customers who require only M&C systems or any C-Gram's capability which WorldComm's may not possess an internaal capability. WorldComm will assess market price and provide appropriate mark-up or

4. WorldComm will elect C-Gram's to be the prime contractor based upon several considerations outlined in Attachment 'A'. C-Grams may provide compensation in the form of a pre-established commission structure if desired.

5.   *

6. Based upon the results of either 3, 4, or 5 above, a Memorandum of Understanding will be signed establishing prime contractors.

7. C-Grams reserves the right to (1) maintain its existent customers and (2) solicit additional customers engaged in Earth Station Management Systems who require M&C Systems.



* Confidential treatment requested of the redacted material pursuant to Rule 406 of the Securities Act of 1933, as amended.

8. Conflicts which may arise inadverently as a result of marketing activity will be communicated immediatly between both companies. Resolutions will be governed by the specific market condition, customer requirement/content and the agreement here-in.

9. C-Grams reserves the right to also submit any solicited bid for M&C capability which WorldComm may also be quoting. C-Gram's will submit the exact price for the requirements at all times and in no way will attempt to influence it's pricing. (This should not be an issue in light of the 'material' content of M&C to the total Earth Station.)

10. C-Grams and WorldComm will be responsible for their respective cost and expenses associated with attaining market opportunities unless otherwise agreed to share or apportion.

11.  WorldComm will private label C-Grams M&C products sold to WorldComm
     Systems.

12. WorldComm and C-Grams will establish it's individual sales channels including distributors, sales representatives and other independent sales units. In cases where their is an inadvertent conflict with the representatives, both company's will exercise it's best effort to ensure the respective representatives are compensated. These potential conditions will be addressed as required.

13. C-Gram's and WorldComm will maintain in full force and effect it's individual corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, tradenames or copyrights owned by or by it and deemed by WorldComm and C-Grams to be significant to the conduct of it's business. 14. Term of Agreement: The term of this agreement will be two years from the first date shown above with options to renew for an additional two years. Any changes to this agreement will be mutually agreed to by both companies and be revised and signed by a company officer.

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first shown above.



WorldComm Systems                      C-Grams Unlimited

By: Kenneth A. Miller                  By: P. M. Howle
----------------------------           -------------------------------

/s/ Kenneth A. Miller                  /s/ Paul M. Howle
----------------------------           -------------------------------
Name:                                  Name:

President                              V.P.CFO.
----------------------------           -------------------------------
Title                                  Title

                      Prime & Sub-Contractor Determination
                                 Considerations


The following is an outline of considerations when establishing prime & sub-contractor roles. It's intent is that of a checklist in the decision process, and does not attempt to substitute for good business practices, relations and each company's mission statements.

o    Technical expertise to satisfy the customer's requirements

o    Largest content and value to the opportunity

o    Market price sensitivity

o    Purchase Order Agreements providing volume purchases discounts

o    Equipment and Product Staging Facilities

o    Company Financial Statements (Going Concern/Performance)

o    Borrowing Capacity

o Influence in market place, and specifically personal relations established (creditability)

o    Customer's preference

o    Resource Capacity

o    Geography

o    Investment & Capability

o    Resources

                       C-Grams Unlimited/WorldComm Systems
                               Rules of Engagement
                                    Agreement

                                    Exhibit F

Financial Statements

o Period ending 5/31/94 including balance sheet, income statement, and statement of cash flows. Independent review prepared by A.R. Pappalardo and company.

o Period ending 5/31/95 including balance sheet, income statement, and statement of cash flows. Independent review prepared by A.R. Pappalardo and company.

o Period ending 5/31/96 including balance sheet, income statement, and statement of cash flows. Prepared by Ernst and Young.

                              C-GRAMS REVIEW 94-95

                              FINANCIAL STATEMENTS

                     FOR THE PERIOD: 06/01/94 TO 05/31/95





                                       *





* Confidential treatment requested pursuant to Rule 406 under the Securities Act of 1933, as amended, for the proceeding pages of the exhibit to the Stock Purchase Agreement, dated as of August 30, 1996, by and between C-Grams Unlimited Inc. ("C-Grams") and WorldComm Systems Inc., such exhibit constituting the financial statements of C-Grams.

                             C-GRAMS UNLIMITED INC.

                              FINANCIAL STATEMENTS

                         FOR THE PERIOD 6/01/93-5/31/94

                                 ** UNAUDITED **

                           for internal purposes only




                                       *




* Confidential treatment requested pursuant to Rule 406 under the Securities Act of 1933, as amended, for the proceeding pages of the exhibit to the Stock Purchase Agreement, dated as of August 30, 1996, by and between C-Grams Unlimited Inc. ("C-Grams") and WorldComm Systems Inc., such exhibit constituting the financial statements of C-Grams.

                             C-GRAMS UNLIMITED INC.

                        PROJECTED NET INCOME STATEMENT

                                   EXHIBIT G

                                       *









* Confidential treatment requested of the redacted material pursuant to Rule 406 of the Securities Act of 1933, as amended.